PROSPECTUS SUPPLEMENT
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
Separate Account VL II of Talcott Resolution Life and Annuity Insurance Company

Supplement dated September 28, 2022,
to
Prospectuses dated May 1, 2022,
for
Hartford Leaders VUL LegacyTM Policies

This supplement updates and amends certain information contained in the current prospectus and updating summary prospectus, as applicable, for your variable universal life insurance Policy, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Templeton Growth VIP Fund (“the Fund”) is closed to new and additional investments. The last day Talcott Resolution Life and Annuity Company accepted new investments in the Fund was the end of business day on September 9, 2022. Any account value invested in the fund as of September 9, 2022, will remain invested therein.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP182
HLP-202